                                                                    EXHIBIT 99.6


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Westech Capital Corp. (the "COMPANY") hereby certifies:

         (i) that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) that the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.



Dated: August 14, 2002                     /s/ KURT J. RECHNER
      ----------------------------         -------------------------------------
                                           Kurt J. Rechner
                                           Chief Financial Officer